                                                                   EXHIBIT 10.7


                                LEASE AGREEMENT


                                    BETWEEN


                             WATERFORD IV HP, LTD.

                                 as Landlord,

                                      and

                          MOTIVE COMMUNICATIONS, INC.

                                  as Tenant,

           Covering approximately 24,828 square feet of the Building
                           known (or to be known) as

                               WATERFORD CENTRE
                                  BUILDING D

                                  located at


                              ___________________

                                Austin, Texas.

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page No.
                                                                        --------
1.   PREMISES, TERM, AND INITIAL IMPROVEMENTS...........................   1
     ----------------------------------------

2.   BASE RENT, LANDLORD'S SERVICES, ADDITIONAL RENT AND SECURITY
     ------------------------------------------------------------
     DEPOSIT............................................................   1
     -------

3.   TAXES..............................................................   2
     -----

4.   LANDLORD'S MAINTENANCE.............................................   3
     ----------------------

5.   TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS........................   3
     -------------------------------------------

6.   ALTERATIONS........................................................   3
     -----------

7.   SIGNS..............................................................   3
     -----

8.   UTILITIES..........................................................   4
     ---------

9.   INSURANCE..........................................................   4
     ---------

10.  CASUALTY DAMAGE....................................................   4
     ---------------

11.  LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE...   4
     ----------------------------------------------------------------

12.  USE................................................................   5
     ---

13.  INSPECTION.........................................................   5
     ----------

14.  ASSIGNMENT AND SUBLETTING..........................................   5
     -------------------------

15.  CONDEMNATION.......................................................   6
     ------------

16.  SURRENDER OF PREMISES; HOLDING OVER................................   6
     -----------------------------------

17.  QUIET ENJOYMENT....................................................   7
     ---------------

18.  EVENTS OF DEFAULT..................................................   7
     -----------------

19.  REMEDIES...........................................................   7
     --------

20.  LANDLORD'S DEFAULT.................................................   8
     ------------------

21.  MORTGAGES..........................................................   8
     ---------

22.  ENCUMBRANCES.......................................................   8
     ------------

23.  MISCELLANEOUS......................................................   8
     -------------

24.  NOTICES............................................................  10
     -------

25.  HAZARDOUS WASTE....................................................  10
     ---------------

26.  LANDLORD'S LIEN....................................................  10
     ---------------

                              LIST OF DEFINED TERMS

Affiliate.................................................................    8
Allowance.................................................................  B-1
Base Rent.................................................................    1
Building..................................................................    1
Claimant..................................................................    8
Commencement Date.........................................................    1
Construction Costs........................................................  B-1
Design Professional.......................................................  B-1
Environmental Law.........................................................   10
Event of Default..........................................................    7
Hazardous Substances......................................................   10
HVAC System...............................................................    3
Including.................................................................    9
Initial Improvements......................................................    1
Land......................................................................    1
Landlord..................................................................    1
Landlord's Mortgage.......................................................    8
Law.......................................................................    8
Laws......................................................................    8
Lease.....................................................................    1
Loss......................................................................    1
Mortgage..................................................................    8
MSDS......................................................................   10
Operating Expenses........................................................    1
Permitted Activities......................................................   10
Permitted Materials.......................................................   10
Plans.....................................................................   10
Premises..................................................................    1
Premises' Structure.......................................................    3
Primary Lease.............................................................    8
Proportionate Share.......................................................    1
Rent......................................................................    2
Repair Period.............................................................    4
Security Deposit..........................................................    2
Substantial completion....................................................  B-1
Substantially completed...................................................  B-1
Taking....................................................................    6
Taxes.....................................................................    2
Tenant....................................................................    1
Tenant Party..............................................................    9
Term......................................................................    1
Transfer..................................................................    5
Vacation Date.............................................................    5

                                LEASE AGREEMENT
                                ---------------

     This Lease Agreement (this "Lease") is entered into by Waterford IV HP,
                                 -----
Ltd., ("Landlord"), and Motive Communications, Inc., ("Tenant").
        --------                                       ------

     1.   PREMISES, TERM, AND INITIAL IMPROVEMENTS.
          ----------------------------------------

          (a) Landlord leases to Tenant, and Tenant leases from Landlord, the space depicted on the floor plan attached as Exhibit A-1 (the "Premises"), which
                                             -----------       --------
is part of the approximately 49,656 square foot building (the "Building")
                                                               --------
located on the real property described on Exhibit A (the "Land"), subject to the
                                          ---------       ----
terms and conditions in this Lease. Landlord and Tenant stipulate that, as of the date of this Lease, the size of the Premises is 24,828 square feet and the size of the Building is 49,656 square feet, and Tenant's initial "Proportionate
                                                                  -------------
Share" is 50%. The Proportionate Share shall be adjusted if the size of the
-----
Premises changes, including, without limitation, increases in the Premises due to Tenant's lease of the First and Second Expansion Space as hereinafter provided.

          (b) The Lease term shall be sixty (60) months, beginning on the later of the date of substantial completion (as defined on Exhibit B) or January 15, 1999 (the "Commencement Date"), and ending January 14, 2004 (the "Term",
               -----------------                                      ----
which defined term shall include all renewals and extensions of the Term, if any). Notwithstanding the foregoing if the Commencement Date does not occur on January 15, 1999, then the Term shall end sixty (60) months after the first day of the first full calendar month after the Commencement Date.

          (c) Landlord shall construct in the Premises the improvements (the "Initial Improvements") described on the plans and specifications referenced on
 --------------------
Exhibit B, in a good and workmanlike manner and in accordance with law, and, by
---------
occupying the Premises, Tenant shall have accepted the Premises in their condition, subject to completion of any punch-list items relating to the Initial Improvements.

     2.   BASE RENT, LANDLORD'S SERVICES, ADDITIONAL RENT AND SECURITY DEPOSIT.
          --------------------------------------------------------------------

          (a)    Tenant shall pay to Landlord "Base Rent", in advance, without
                                               ---------
demand, deduction or set off, equal to the following amounts for the following periods of time:

     Time Period                 Monthly Base Rent
     ---------------------------------------------
     Months 1 through 24         $1.166667 per square foot (i.e, $14.00 per
                                   square foot per annum)
     Months 25 through 60        $1.25 per square foot (i.e, $15.00 per square
                                   foot per annum)

The first monthly installment, plus the other monthly charges set forth in
Section 2.(c), shall be due on the date hereof; thereafter, monthly installments of Base Rent shall be due on the first day of each calendar month following the Commencement Date. If the Term begins on a day other than the first day of a month or ends on a day other than the last day of a month, the Base Rent and additional rent for such partial month shall be prorated.

          (b)    Services Landlord shall furnish to Tenant: (1) water (hot and
                 --------
cold) and sewer service at those points of supply depicted on the Plans (as defined on Exhibit "B" hereto); (2) building standard janitorial service to the Premises three (3) days a week (Landlord reserves the right to bill Tenant separately for extra janitorial service requested or required by Tenant) and such window washing as may from time to time in Landlord's judgment be reasonably required; and (3) replacement of Building-standard light bulbs and fluorescent tubes, provided that Landlord's standard charge for such bulbs and tubes shall be paid by Tenant. Landlord will keep and maintain the Building (other than the Premises) in a neat and clean condition consistent with a first-class garden office building. Landlord shall maintain the common areas of the Building, including but not limited to, any elevators, hallways and carpeting in good order and condition consistent with a first-class garden office building, and shall promptly repair and/or replace any portions of the Building which are defective, inoperative or inconsistent with a first-class garden/office building, except for damage occasioned by Tenant, or its employees, agents or invitees. Notwithstanding anything to the contrary contained herein, Landlord shall not be responsible to provide security for the Premises or the Building, and Tenant agrees that it shall be responsible to contract for its own security service for its Premises. Landlord shall use reasonable efforts to provide for the safety of the common areas, but shall not be liable to Tenant, its employees or invitees in the event such efforts are ineffective. Landlord shall use reasonable efforts to restore any such service that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. However, if Tenant is prevented from making reasonable use of the Premises for more that 15 consecutive days (or 5 consecutive days if the cause of such unavailability is within the reasonable control of Landlord to cure) because of the unavailability of any such service, Tenant shall, as its exclusive remedy therefor, be entitled to an equitable adjustment of Base Rent based on the extent Tenant is prevented from using the Premises for each consecutive day (after such 15-day, or 5-day period, as applicable) that Tenant is so prevented from making reasonable use of the Premises.

          (c) Tenant shall pay, as additional rent its Proportionate Share of all costs incurred in owning, operating, managing, and maintaining the Premises, the Land and the Building and the facilities and services provided for the common use of Tenant and any other tenants of the Building (collectively, "Operating Expenses"), including the following items: (1) Taxes (defined below)
 ------------------
and the cost of any tax consultant employed to assist Landlord in determining the fair tax valuation of the Building and Land; (2) the cost of all utilities used in the Building

(including water and sewer) which are not billed separately to Tenant or any other tenant; (3) the cost of insurance; (4) the reasonable cost of repairs, replacement, management fees and expenses, landscape maintenance and replacement, janitorial service, trash service (if provided), and a replacement reserve for items described in Sections 4(b); (5) the cost of dues, assessments, and other charges applicable to the Land payable to any property or community owner association under restrictive covenants or deed restrictions to which the Land is subject; (6) maintenance of fire sprinkler systems; and (7) alterations, additions, and improvements made by Landlord to comply with Law (defined below) or in order to reduce Operating Expenses. On the same day that Base Rent is due, Tenant shall pay to Landlord an amount equal to 1/12 of Landlord's estimate of Tenant's Proportionate Share of annual Operating Expenses. The initial monthly payments are based upon Landlord's estimate of the Operating Expenses for the year in question, and shall be increased or decreased annually to reflect the projected actual Operating Expenses for that year. Within 90 days after each calendar year or as soon thereafter as is reasonably practicable, Landlord shall deliver to Tenant a statement setting forth the actual Operating Expenses for such year. If Tenant's total payments in respect of Operating Expenses for any year are less than Tenant's Proportionate Share of Operating Expenses for that year, Tenant shall pay the difference to Landlord within ten days after Landlord's request therefor; if such payments are more than Tenant's Proportionate Share of Operating Expenses, Landlord shall retain such excess and credit it against Tenant's future annual payments. Operating Expenses shall not include the following: (A) any costs for interest, amortization, or other payments on loans to Landlord; (B) commissions or other expenses incurred in leasing or procuring tenants; (C) legal expenses other than those incurred for the general benefit of the tenants of the Building; (D) allowances, concessions, and other costs of renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (E) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (F) rents under ground leases; (G) costs incurred in selling, syndicating, financing, mortgaging, or hypothecating any of Landlord's interests in the Building. There shall be no duplication of costs for reimbursements in calculating Operating Expenses; and (H) costs of capital improvements except for those provided in (7) above and except that Landlord may include in Operating Expenses only such portion of capital improvement costs as is necessary to amortize such improvements over their useful life, as defined by the Internal Revenue Service. The amounts of the initial monthly Base Rent and Tenant's Proportionate Share of Operating Expenses (and part thereof attributable to Taxes) are as follows:


     Base Rent (Section 2.(a)).................................   $ 28,966.00
     Operating Expenses, excluding Taxes (Section 2.(c)).......   $  4,924.22
     Taxes (Section 2.(c) and 3.(a))...........................   $  3,848.34

     Total initial monthly payment.............................   $ 37,738.56
                                                                   ==========

          (d) If any payment required of Tenant under this Lease is not paid within five (5) days after due, Landlord may charge Tenant a fee equal to 5% of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency.

          (e) All payments and reimbursements required to be made by Tenant under this Lease shall constitute "rent" (herein so called).
                                   ----

          (f) Tenant shall deposit with Landlord on the date hereof $31,035.00 (the "Security Deposit"), which shall be held by Landlord to secure Tenant's
      ----------------
obligations under this Lease; however, the Security Deposit is not an advance rental deposit or a measure of Landlord's damages for an Event of Default (defined below). Landlord may use any portion of the Security Deposit to cure any Event of Default hereunder, without prejudice to any of Landlord's other remedies. If so used, Tenant shall pay Landlord an amount that will restore the Security Deposit to its original amount upon request. In connection with any waiver of a Tenant default or modification of this Lease, Landlord may require that Tenant provide Landlord with an additional amount to be held as part of the Security Deposit. The unused portion of the Security Deposit will be returned to Tenant within a reasonable time after the end of the Term, provided that Tenant has fully and timely performed its obligations hereunder throughout the Term.

          (g) Tenant shall have a period of 60 days following receipt of the statement of actual Operating Expenses, within which to request and obtain, at Tenant's expense, a review of Landlord's records to determine if the expenses in the statement are accurate, reasonable and comply with the Lease. Such inspection may only be done by a generally recognized accounting firm. Should errors found in the statement exceed five percent (5%) of the total of the statement, Landlord shall be responsible for all reasonable fees incurred by Tenant with respect to the review, otherwise Tenant pays for the review. If Tenant shall not have availed itself of its audit rights, Tenant shall be deemed to have accepted final and determinative the amount shown on the statement.

     3.   TAXES.
          -----

          (a) Landlord shall pay all taxes, assessments and governmental charges whether federal, state, county, or municipal and whether they are imposed by taxing or management districts or authorities presently existing or hereafter created (collectively, "Taxes") that accrue against the Premises, the
                                  -----
Land and the Building. If, during the Term, there is levied, assessed or imposed on Landlord a capital levy or other tax directly on the rent or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon rent, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be included within the term "Taxes".

          (b) Tenant shall (1) before delinquency pay all taxes levied or assessed against any personal property, fixtures or alterations placed in the Premises and (2) upon the request of Landlord, deliver to Landlord receipts from the applicable taxing authority or other evidence acceptable to Landlord to verify that such taxes have been paid. If any such taxes are levied or assessed against Landlord or Landlord's property and (A) Landlord pays

                                         Initials  sh             REA
                                                   ----------     ----------
                                             Date  10/16/98       10/19/98
                                                   ----------     ----------
them or (B) the assessed value of Landlord's property is increased thereby and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within ten days after Landlord's request therefor.

     4.   LANDLORD'S MAINTENANCE.
          ----------------------

          (a) Landlord's shall maintain the Premises, including the roof, the foundation piers and structural members of the exterior walls (collectively, the "Premises' Structure") and the plumbing, hot water equipment and the heating,
 -------------------
air conditioning and ventilating equipment; however, Landlord shall not be responsible for any such work until Tenant delivers to Landlord written notice of the need therefor, except that in the case of an emergency oral notice shall be considered adequate notice. Landlord's liability for any defects, repairs, replacement or maintenance for which Landlord is responsible hereunder shall be limited to the cost of performing such work. All costs of performing the work described in this section 4 (a) (other than repairs of the Premises Structure) shall be included in Operating Expenses.

          (b) Additionally, Landlord shall, maintain the parking areas, driveways, alleys and grounds surrounding the Premises in accordance with Law and in a clean and sanitary condition, consistent with the operation of a first-class garden office building, including prompt maintenance, repairs and replacements of (1) any drill or spur tract servicing the Premises, (2) the exterior of the Premises (including painting), (3) sprinkler systems and sewage lines, and (4) any other items normally associated with the foregoing. Tenant shall promptly notify Landlord of any work required to be performed under this
Section 4.(b), and Landlord shall not be responsible for performing such work until Tenant delivers to Landlord such notice, except that in the case of an emergency oral notice shall be adequate notice. All costs in performing the work described in this Section 4.(b) shall be included in Operating Expenses.

          (c) Landlord will not knowingly permit or allow any waste related to the Building (other than the Premises, which are Tenant's responsibility) or the Land, except to the extent caused by Tenant, or its employees, agents or invitees, nor will Landlord knowingly permit any activities which constitute a nuisance to occur in, on or around the Building or Land, except to the extent caused by Tenant, or its employees, agents or invitees. Landlord shall manage and operate the Building and the Land in a prudent businesslike manner. Landlord will not permit the Building or any part of it and the Land to be used for any purpose which increases the insurance premiums of Tenant or Landlord and should any other tenant have a use of the Building which causes an increase in the insurance premiums, then that other tenant shall bear all of the costs of such increase and Tenant shall not bear any of the cost of such increase. Such increased cost shall not be considered an Operating Expense to be paid by Tenant but shall be paid by the entity that created the requirement for such cost.

     5.   TENANT'S MAINTENANCE AND REPAIR OBLIGATIONS. Tenant shall maintain the
          -------------------------------------------
Premises in a clean, safe, operable and attractive condition and shall not permit or allow to remain any waste or damage to any portion of the Premises, excluding normal wear and tear and damage by casualty. Tenant shall repair and pay for any damage caused by a Tenant Party (defined below) or caused to the Premises or Building by Tenant's default hereunder.

     6.   ALTERATIONS. Tenants shall not make any alterations, additions or
          -----------
improvements to the Premises without the prior written consent of Landlord. Landlord shall not be required to notify Tenant of whether it consents to any alteration, addition or improvements until it (a) has received plans and specifications therefor which are sufficiently detailed to allow construction of the work depicted thereon to be performed in a good and workmanlike manner, and
(b) has had a reasonable opportunity to review them. If the alteration, addition or improvement will affect the Premises Structure, HVAC System, or mechanical, electrical, or plumbing systems, then the plans and specifications therefor must be prepared by a licensed engineer reasonably acceptable to Landlord. Landlord's approval of any plans and specifications shall not be a representation that the plans or the work depicted thereon will comply with law or be adequate for any purpose, but shall merely be Landlord's consent to performance of the work.
Upon completion of any alteration, addition, or improvement, Tenant shall deliver to Landlord accurate, reproducible as-built plans therefor. Tenant may erect shelves, bins, machinery and trade fixtures provided that such items (1) do not alter the basic character of the Premises; (2) do not overload or damage the same; and (3) may be removed without damage to the Premises. Unless Landlord specifies in writing otherwise, all alterations, additions, and improvements shall be Landlord's property when installed in the Premises. All work performed by a Tenant Party in the Premises (including that relating to the installations, repair, replacement, or removal of any item) shall be performed in accordance with Law and with Landlord's specifications and requirements, in a good and workmanlike manner, and so as not to damage or alter the Building's Structure or the Premises.

     7.   SIGNS. Tenant shall not place, install or attach any signage,
          -----
decorations, advertising media, blinds, draperies, window treatments, bars, or security installations to the Premises without Landlord's prior written approval. Tenant shall repair, paint, and/or replace any portion of the Premises damaged or altered as a result of its signage when it is removed (including, without limitation, any discoloration of the Premises). Tenant shall not (a) make any changes to the exterior of the Premises, (b) install any exterior lights, decorations, balloons, flags, pennants, banners or paintings, or (c) erect or install any signs, windows or door lettering, decals, window or storefront stickers, placards, decorations or advertising media of any type that is visible from the exterior of the Premises without Landlord's prior written consent. Landlord shall not be required to notify Tenant of whether it consents to any sign until it (1) has received detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation, and (2) has had a reasonable opportunity to review them. Notwithstanding the foregoing, Landlord agrees that Tenant may, at Tenant's expense, erect and maintain a sign bearing Tenant's name on the Building in the approximate location shown on Exhibit A-3 attached hereto, (subject to Landlord's reasonable approval of the actual size, design, form, content and location of such sign). Tenant shall be solely responsible for

                                                   Initials  sh         REA
                                                            ---------  ---------
                                                      Date   10/16/98   10/19/98
                                                            ---------  ---------
all costs of designing, installing, repairing and removing such signage, diligently construct such building signage to completion in a good and workmanlike manner and maintain such signage in an attractive condition, and comply with all governmental codes and regulations.

     8.   UTILITIES. Tenant shall obtain and pay for all electricity, HVAC,
          ---------
telephone, computer lines and other utilities and services used at the Premises and not specifically required to be provided by Landlord pursuant to Section 2(b) above, together with any taxes, penalties, surcharges, maintenance charges, and the like pertaining to the Tenant's use of the Premises. The Premises shall be separately metered, and Tenant directly billed for its use of any such utility service. Landlord shall not be liable for any interruption or failure of any such utility service to the Premises. All amounts due from Tenant under this Section 8 shall be payable within ten days after Landlord's request therefor.

     9.   INSURANCE. Tenant shall maintain (a) workers' compensation insurance
          ---------
(with a waiver of subrogation endorsement reasonably acceptable to Landlord) and commercial general liability insurance (with contractual liability endorsement), including personal injury and property damage in the amount of $1,000,000 per occurrence combined single limit for personal injuries and death of persons and property damage occurring in or about the Premises, plus umbrella coverage of at least $2,000,000 per occurrence, (b) fire and extended coverage insurance covering the replacement cost of all of Tenant's furniture, trade fixtures, equipment and other personal property in the Premises, and (c) such other insurance as Landlord may reasonably require. Such policies shall (A) name Landlord, Landlord's agents, and their respective Affiliates (defined below), as additional insureds (and as loss payees on the fire and extended coverage insurance), (B) be issued by an insurance company acceptable to Landlord, (C) provide that such insurance may not be cancelled unless 30-days' prior written notice is first given to Landlord, (D) be delivered to Landlord by Tenant before the Commencement Date and at least 15 days before each renewal thereof, and (E) provide primary coverage to Landlord when any policy issued to Landlord is similar or duplicate in coverage, in which case Landlord's policy shall be excess over Tenant'S policies.

     10.  CASUALTY DAMAGE.
          ---------------

          (a) Tenant immediately shall give written notice to Landlord of any damage to the Premises. If the Premises is totally destroyed by an insured peril, or so damaged by an insured peril that, in Landlord's reasonable estimation, rebuilding or repairs cannot be substantially completed within 180 days after the date of Landlord's actual knowledge of such damage, then either Landlord or (if a Tenant Party did not cause such damage) Tenant may terminate this Lease by delivering to the other written notice thereof within 30 days after such damage, in which case, the rent shall be abated from the date of occurrence through the unexpired portion of this Lease, effective upon the date such damage occurred. Time is of the essence with respect to the delivery of such notices.

          (b) Subject to Section 10.(c), if this Lease is not terminated under
Section 10.(a) then Landlord shall restore the Premises to substantially its previous condition, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements or personal property required to be covered by Tenant's insurance under Section 9. If the Premises are untenantable, in whole or in part, during the period beginning on the date such damage occurred and ending on the date of substantial completion of Landlord's repair or restoration work (the "Repair
                                                                      ------
Period"), then the rent for such period shall be reduced to such extent as may
------
be fair and reasonable under the circumstances and the Term shall be extended by the number of days in the Repair Period.

          (c) If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord or any Landlord's Mortgagee (defined below) requires that insurance proceeds be applied to the indebtedness secured by its Mortgage (defined below) or to the Primary Lease (defined below) obligations, Landlord may terminate this Lease by delivering written notice of termination to Tenant within 30 days after such destruction or damage or such requirement is made known by any such Landlord's Mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued before this Lease is terminated, provided that all Base Rent and any additional rent accruing after the date of the casualty shall be abated.

     11.  LIABILITY, INDEMNIFICATION, WAIVER OF SUBROGATION AND NEGLIGENCE.
          ----------------------------------------------------------------

          (a) Landlord shall not be liable to Tenant or Tenant's agents, employees or contractors, or those claiming by, through, or under any of them for any Loss, except and only to the extent such Loss is caused by Landlord's gross negligence or intentional misconduct. The term "Loss" means any injury to or death of any person or persons or any damage to or theft, destruction, loss, or loss of use of any real or personal property caused by casualty, theft, fire, or any acts or omissions of any person or party, and any injury or damage or inconvenience which may arise through repair or alteration of any part of the Premises, or failure to make repairs, or from any other cause. In addition, Landlord and Tenant each waives any claims it might have against the other for any damage to or theft, destruction, loss or loss of use of any property, to the extent the same is insured against under any insurance policy that covers the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against by the party which might have such claim under the terms of this Lease, regardless of whether the negligence (of whatever type or nature, including, but not limited to, gross negligence) or fault of the other party caused such loss. EACH PARTY SHALL CAUSE ITS INSURANCE CARRIER TO ENDORSE ALL APPLICABLE POLICIES WAIVING THE CARRIER'S RIGHT OF RECOVERY UNDER SUBROGATION OR OTHERWISE AGAINST THE OTHER PARTY.


                                        Initials  sh             REA
                                                  --------      -------------
                                           Date   10/16/98      10/19/98
                                                  ---------     -------------

          (b) Subject to paragraph 11 (a), Tenant shall defend, indemnify, and hold harmless Landlord and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgments, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the Premises, except to the extent that a Loss is caused solely by the gross negligence or intentional misconduct of Landlord, or its agents employees or contractors.

     Subject to paragraph 11 (a), Landlord shall defend, indemnify, and hold harmless Tenant and its agents and employees from and against all claims, demands, liabilities, causes of action, suits, judgments, attorney's fees and expenses for any Loss arising from any occurrence within, on or about the common areas of the Land and Building, except to the extent that a Loss is caused solely by the gross negligence or intentional misconduct of Tenant, or its agents employees or contractors.

     THIS INDEMNITY PROVISION SHALL SURVIVE TERMINATION OR EXPIRATION OF THIS LEASE.

     12. USE.
         ---

         (a) The Premises shall be used only for receiving, storing, shipping and selling products, materials and merchandise made or distributed by Tenant and for such other lawful purposes as may be incidental thereto; however, no retail sales may be made from the Premises. Tenant shall not use the Premises to receive, store or handle any product, material or merchandise that is explosive or highly inflammable or hazardous. Outside storage is prohibited. Tenant shall be solely responsible for complying with all Laws applicable to the use, occupancy, and condition of the Premises; provided, however, that Landlord shall deliver the Premises to Tenant in a condition which is in compliance with all Laws. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, light, noise or vibrations to emanate from the Premises; nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any other person; nor permit the Premises to be used for any purpose or in any manner that would (1) void the insurance thereon, (2) increase the insurance risk, or (3) cause the disallowance of any sprinkler credits. Tenant shall pay to Landlord on demand any increase in the cost of any insurance on the Premises incurred by Landlord, which is caused by Tenant's use of the Premises or because Tenant vacates the Premises.

         (b) Tenant and its employees and invitees shall have the non-exclusive right to use, at no additional cost, in common with others, any parking areas associated with the Premises which Landlord has designated for such use, subject to (1) such reasonable rules and regulations as Landlord may promulgate from time to time and (2) rights of ingress and egress of other tenants and their employees, agents and invitees. Landlord agrees to provide at least one (1) parking space for every two hundred fifty (250) square feet of space leased within the Building for the common use of all of the tenants of the Building. Six of the parking spaces shall be designated as "visitor parking spaces", which shall be for the common use of the visitors of all tenants in the Building.

     13. INSPECTION. Upon reasonable notice, Landlord and Landlord's agents
         ----------
and representatives may enter the Premises during business hours to inspect the Premises; to make such repairs as may be required or permitted under this Lease; to perform any unperformed obligations of Tenant hereunder; and to show the Premises to prospective purchasers, mortgagees, ground lessors, and (during the last 12 months of the Term) tenants. During the last 12 months of the Term, Landlord may erect a sign on the Premises indicating that the Premises are available. Tenant shall notify Landlord in writing of its intention to vacate the Premises at least 60 days before Tenant will vacate the Premises; such notice shall specify the date on which Tenant intends to vacate the Premises (the "Vacation Date"). At least 30 days before the Vacation Date, Tenant shall
      -------------
arrange to meet with Landlord for a joint inspection of the Premises. After such inspection, Landlord shall prepare a list of items that Tenant must perform before the Vacation Date, which shall not include repairs due to normal wear and tear or casualty. If Tenant fails to arrange for such inspection, then Landlord may conduct such inspection and Landlord's determination of the work Tenant is required to perform before the Vacation Date shall be conclusive. If Tenant fails to perform such work before the Vacation Date, then Landlord may perform such work at Tenant's cost. Tenant shall pay all costs incurred by Landlord in performing such work within ten days after Landlord's request therefor.

     14. ASSIGNMENT AND SUBLETTING.
         -------------------------

         (a) Tenant shall not, without the prior written consent of Landlord which will not be unreasonably withheld, (1) advertise that any portion of the Premises is available for lease or cause or allow any such advertisement, (2) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (3) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization; provided, however, that such a transfer may occur without Landlord's consent so long as the primary business of the new entity remains the same as Tenant's primary business and the net worth of the new entity is equal or greater to that of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 14.(a)(2) through 14.(a)6 being a "Transfer"). If
                                                             --------
Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its reasonable attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver

                                                 Initials  sh         REA
                                                           ---------  ---------
                                                 Date      10/16/98   10/19/98
                                                           ---------  ---------
to Landlord a written agreement whereby it expressly assumes the Tenant's obligations hereunder (however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor). Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Tenant's rent obligations. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

          (b) Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

          (c) Tenant hereby assigns, transfers and conveys all consideration received by Tenant under any Transfer, which are in excess of the rents payable by Tenant under this Lease plus reasonable costs incurred by Tenant in connection with such reletting. Tenant shall hold such amounts in trust for Landlord and pay them to Landlord within ten days after receipt.

     15.  CONDEMNATION.  If more than 50% of the Premises is taken for any
          ------------
public or quasi-public use by right of eminent domain or private purchase in lieu thereof (a "Taking"), and the Taking prevents or materially interferes with
                 ------
the use of the remainder of the Premises for the purpose for which they were leased to Tenant, either party may terminate this Lease by delivering to the other written notice thereof within 30 days after the Taking, in which case rent shall be abated during the unexpired portion of the Term, effective on the date of such Taking. If (a) less than 50% of the Premises are subject to a Taking or
(b) more than 50% of the Premises are subject to a Taking, but the Taking does not prevent or materially interfere with the use of the remainder of the Premises for the purpose for which they were leased to Tenant, then neither party may terminate this Lease, but the rent payable during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under the circumstances. All compensation awarded for any Taking shall be the property of Landlord and Tenant assigns any interest it may have in any such award to Landlord; however, Landlord shall have no interest in any award made to Tenant for loss of business or goodwill or for the taking of Tenant's trade fixtures, the cost of relocating Tenant and/or disruption of Tenant's business, if a separate award for such items is made to Tenant.

     16.  SURRENDER OF PREMISES; HOLDING OVER.
          -----------------------------------

          (a) No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the end of the Term or the termination of Tenant's right to possess the Premises, Tenant shall (1) deliver to Landlord the Premises with all improvements located thereon in good repair and condition in accordance with Tenant's maintenance obligations, reasonable wear and tear excepted, (2) deliver to Landlord all keys to the Premises, and
(3) remove all signage placed on the Premises, or the Land by or at Tenant's request. All fixtures, alterations, additions, and improvements (whether temporary or permanent) shall be Landlord's property and shall remain on the Premises except as provided in the next two sentences. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations,additions, improvements, fixtures, equipment, wiring, furniture, and other property as Landlord may request, provided such request is made within thirty (30) days after the end of the Term and provided that the installation or construction of the applicable alteration, improvement, additions, fixture or wiring was not consented to by Landlord in writing (unless at the time of consent, Landlord informed Tenant that such item would need to be removed upon expiration of the Lease). All items not so removed shall, at the option of Landlord, be deemed abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items and Tenant shall pay for the costs incurred by Landlord in connection therewith. Any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 26. All work required of Tenant under this Section 16.(a) shall be coordinated with Landlord and be done in a good and workmanlike manner, in accordance with all Laws, and so as not to damage the Premises or unreasonably interfere with other tenants' use of their premises. Tenant shall, at its expense, repair all damage caused by any work performed by Tenant under this Section 16.(a).

     (b) If Tenant fails to vacate the Premises at the end of the Term, then Tenant shall be a Tenant at will and Tenant shall pay, in addition to the other rent due hereunder, a daily base rental equal to 200% of the daily Base Rent payable during the last month of the Term. Additionally, Tenant shall defend, indemnify, and hold harmless Landlord from any damage, liability and expense (including attorneys' fees and expenses) incurred because of such holding over. No payments of money by Tenant to Landlord after the Term shall reinstate, continue or extend the Term, and no extension of this Term shall be valid unless it is in writing and signed by Landlord and Tenant.

                                               Initials  Sh            Reis
                                                        -----------   --------
                                                  Date  10/16/98      10/19/98
                                                        -----------   --------

     17.   QUIET ENJOYMENT.  Provided Tenant has fully performed its obligations
           ---------------
under this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise.

     18.   EVENTS OF DEFAULT.  Each of the following events shall constitute an
           -----------------
"Event of Default" under this Lease:
 ----------------

           (a) Tenant fails to pay any rent when due or any payment or reimbursement required under any other lease with Landlord when due, and in either case such failure continues for a period of ten (10) days from the date Landlord notifies Tenant in writing of its failure to make such payment; provided, however, that Landlord shall not be required to deliver written notice more than two (2) times in any given 12 month period, and subsequent to any such second notice any failure to pay rent or any other sum when due shall be an immediate Event of Default without notice.

           (b) The filing of a petition by or against Tenant or any guarantor of Tenant's obligations hereunder (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any debtor relief Law; (3) for the appointment of a liquidator, receiver, trustee, custodian, or similar official for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for reorganization or modification of Tenant's capital structure (however, if any such petition is filed against Tenant, then the filing of such petition shall not constitute an Event of Default, unless it is not dismissed within sixty (60) days after the filing thereof).

           (c) Tenant fails to discharge any lien placed upon the Premises in violation of Section 22 within thirty (30) days after any such lien or encumbrance is filed against the Premises.

           (d) Tenant fails to comply with any term, provision or covenant of this Lease (other than those listed in this Section 18), and such failure continues for thirty (30) days after written notice thereof to Tenant.

     All notices required by subparts (a) and (d) above shall be in writing and delivered in accordance with Section 24 hereof.

     19.   REMEDIES.
           --------

           (a) Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded Landlord hereunder or by Law, take any of the following actions:

                 (1) Terminate this Lease by giving Tenant written notice thereof, in which event, Tenant shall pay to Landlord the sum of (A) all rent accrued hereunder through the date of termination, (B) all amounts due under Section 19.(b), and (C) an amount equal to (i) the total rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the rate of interest set forth for 26-week U.S. governmental bills sold at a discount from face value in units of $10,000 to $1,000,000 as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" under the heading "Treasury Bills" (or, if no such rate is published, the "Discount Rate" as published on such date under the "Money Rates" listing), minus (ii) the then present fair rental value of the Premises for such period, similarly discounted; or

                 (2) Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (A) all rent and other amounts accrued hereunder to the date of termination of possession, (B) all amounts due from time to time under Section 19.(b), and (C) all rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period; however, Landlord shall not be obligated to relet the Premises and shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for a reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to exclude or dispossess Tenant of the Premises shall be deemed to be taken under this Section 19.(a)(2). If Landlord elects to proceed under this Section 19.(a)(2), it may at any time elect to terminate this Lease under Section 19.(a)(1).

Additionally, without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

           (b) Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses. Landlord's acceptance of rent following an Event of Default shall not waive Landlord's rights regarding such Event of Default. Landlord's receipt of rent

                                                 [Illegible]       [Illegible]
                                       Initials  ------------      -------------
                                                  10/16/98         10/19/98
                                           Date  ------------      -------------
with knowledge of any default by Tenant hereunder shall not be a waiver of such default, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless set forth in writing and signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term or violation of any other term. If Landlord repossesses the Premises pursuant to the authority herein granted, then Landlord shall have the right to (A) keep in place and use or (B) remove and store, at Tenant's expense, all of the furniture, fixtures, equipment and other property in the Premises, including that which is owned by or leased to Tenant at all times before any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord may relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (a "Claimant") who presents to Landlord a copy of any instrument represented by
 --------
Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity or legality of the instrument. Landlord may, at its option and without prejudice to or waiver of any rights it may have, (i) escort Tenant to the Premises to retrieve any personal belongings of Tenant and/or its employees not covered by the Landlord's statutory lien or the security interest described in Section 26 or (ii) obtain a list from Tenant of the personal property of Tenant and/or its employees that is not covered by the Landlord's statutory lien or the security interest described in Section 26, and make such property available to Tenant and/or Tenant's employees; however, Tenant first shall pay in cash all costs and estimated expenses to be incurred in connection with the removal of such property and making it available. The rights of Landlord herein stated are in addition to any and all other rights that Landlord has or may hereafter have at law or in equity, and Tenant agrees that the rights herein granted Landlord are commercially reasonable.

     20.  LANDLORD'S DEFAULT. If Landlord fails to perform any of its
          ------------------
obligations hereunder within 30 days after written notice from Tenant specifying such failure, Tenant's exclusive remedy shall be an action for damages. Unless Landlord fails to so cure such default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. Liability of Landlord to Tenant for any default by Landlord, shall be limited to actual, direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building and the Land, and neither Landlord nor Landlord's owners shall have any personal liability therefor.

     21.  MORTGAGES.
          ---------

          (a) This Lease shall be subordinate to any deed of trust, mortgage or other security instrument (a "Mortgage"), and any ground lease, master lease, or
                              --------
primary lease (a "Primary Lease") that now or hereafter covers any portion of
                  -------------
the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), and to increases,
                                --------------------
renewals, modifications, consolidations, replacements, and extensions thereof. However, any Landlord's Mortgagee may elect to subordinate its Mortgage or Primary Lease (as the case may be) to this Lease by delivering written notice thereof to Tenant. The provisions of this Section 21 shall be self-operative, and no further instrument shall be required to effect such subordination; however, Landlord shall deliver to Tenant, and Tenant shall execute from time to time within ten days after delivery thereof to Tenant, an instrument from each Landlord's Mortgagee evidencing the subordination of this Lease to any such Mortgage or Primary Lease (which instrument shall include a non-disturbance provision in favor of Tenant and shall be on Landlord's Mortgagee's standard form).

          (b) Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request. Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (c) Notwithstanding any such attornment or subordination of a Mortgage or Primary Lease to this Lease, the Landlord's Mortgagee shall not be liable for any acts of any previous landlord, shall not be obligated to install the Initial Improvements, and shall not be bound by any amendment to which it did not consent in writing nor any payment of rent made more than one month in advance.

     22.  ENCUMBRANCES. Tenant has no authority, express or implied, to create
          ------------
or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind Landlord's property or the interest of Landlord or Tenant in the Premises or to charge the rent for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid all sums due for any labor performed or materials furnished in connection with any work performed on the Premises by or at the request of Tenant. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises.

     23.  MISCELLANEOUS.
          -------------

          (a) Words of any gender used in this Lease shall include any other gender, and words in the singular shall include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way affect the interpretation of this Lease. The following terms shall have the following meanings: "Laws" shall mean all federal, state, and local
                              ----
laws, rules, and regulations; all court orders, governmental directives, and governmental orders; and all restrictive covenants affecting the Property, and "Law" shall mean any of the foregoing; "affiliate" shall mean any person or
 ---                                    ---------
entity which, directly or indirectly, controls, is controlled by,

                                                    Initials  SH       REA
                                                             --------- --------
                                                        Date  10/16/98 10/19/98
                                                             --------- --------
or is under common control with the party in question; "Tenant Party" shall
                                                        ------------
include Tenant, any assignees claiming by, through, or under Tenant, any subtenants claiming by, through, or under Tenant, and any of their respective agents, contractors, employees, and invitees; and "including" shall mean
                                                   ---------
including, without limitation. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto:

          (b) Landlord may transfer and assign, in whole or in part, its rights and obligations in the Building and property that are the subject to this Lease, in which case Landlord shall have no further liability hereunder. Any succeeding landlord shall be liable for such claims as Tenant may have had against the preceding landlord whether or not such claims are expressly assumed by the succeeding landlord. Each party shall furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

          (c) Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant, as applicable, shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant, as applicable.

          (d) Tenant shall, from time to time, within ten days after request of Landlord, deliver to Landlord, or Landlord's designee, a certificate of occupancy for the Premises, annual audited financial statements for itself and any guarantor of its obligations hereunder, evidence reasonably satisfactory to Landlord that Tenant has performed its obligations under this Lease (including evidence of the payment of the Security Deposit), and an estoppel certificate stating that this Lease is in full effect, the date to which rent has been paid, the unexpired Term and such other factual matters pertaining to this Lease as may be requested by Landlord. In no case will annual audited financial statements be required to be provided sooner than 120 days subsequent to year-end. All financial statements are strictly confidential and may only be disclosed to Landlord's professional advisors, including, but not limited to accountants, tax advisors, attorneys and lending institutions. Tenant's obligation to furnish the above-described items in a timely fashion is a material inducement for Landlord's execution of this Lease.

          (e) This Lease constitutes the entire agreement of the Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

          (f) All obligations of Tenant hereunder not fully performed by the end of the Term shall survive, including, without limitation, all payment obligations with respect to Taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the end of the Term and before Tenant vacates the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises in good condition and repair, reasonable wear and tear excluded. Tenant shall also, prior to vacating the Premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for Operating Expenses for the year in which the Term ends. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord or with any excess to be returned to Tenant after all such obligations have been determined and satisfied as the case may be. Any Security Deposit held by Landlord may be credited against the amount due by Tenant under this Section 23.(f).

          (g) If any provision of this Lease is illegal, invalid or unenforceable, then the remainder of this Lease shall not be affected thereby, and in lieu of each such provision, there shall be added, as a part of this Lease, a provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

          (h) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

          (i) Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with this Lease, other than Hill Partners, Inc. (the "Broker"). Tenant and Landlord shall each indemnify the other against all costs, attorneys' fees, and other liabilities for commissions or other compensation claimed by any broker or agent (other than the Broker) claiming the same by, through, or under the indemnifying party.

          (j) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying an individual at a specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant," respectively, shall be bound by notices given in accordance with the provisions of Section 24 to the same effect as if each had received such notice.

                                               Initials   sh            REA
                                                        -------------  --------
                                                   Date 10/16/98       10/19/98
                                                        -------------  --------

          (k) The terms and conditions of this Lease are confidential and Tenant shall not disclose the terms of this Lease to any third party except as may be required by law or to enforce its rights hereunder or to provide information to its professional advisors, including without limitation, accountants, tax advisors, attorneys and lending institutions.

          (l) Tenant shall pay interest on all past-due rent from the date due until paid at the maximum lawful rate. In no event, however, shall the charges permitted under this Section 23.(l) or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest.

     24.  NOTICES. Each provision of this instrument or of any applicable Laws
          -------
and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment hereunder shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent shall be payable to Landlord at the address for Landlord set forth below or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent shall not be deemed satisfied until such rent has been actually received by Landlord.

          (b) All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address set forth below, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

          (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier to occur of
(1) tender of delivery (in the case of a hand-delivered notice), (2) deposit in the United States Mail, postage prepaid, Certified Mail, or (3) receipt by facsimile transmission, in each case, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith. If Landlord has attempted to deliver notice to Tenant at Tenant's address reflected on Landlord's books but such notice was returned or acceptance thereof was refused, then Landlord may post such notice in or on the Premises, which notice shall be deemed delivered to Tenant upon the posting thereof.

     25.  HAZARDOUS WASTE. The term "Hazardous Substances," as used in this
          ---------------            --------------------
Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall
                                            -----------------
mean any Law relating to health, pollution, or protection of the environment. Tenant hereby agrees that (a) no activity will be conducted on the Premises that will produce any Hazardous Substances, except for such activities that are part of the ordinary course of Tenant's business activities (the "Permitted
                                                                  ---------
Activities") provided such Permitted Activities are conducted in accordance with
----------
all Environmental Laws and have been approved in advance in writing by Landlord;
(b) the Premises will not be used in any manner for the storage of any Hazardous Substances except for any temporary storage of such materials that are used in the ordinary course of Tenant's business (the "Permitted Materials") provided
                                               -------------------
such Permitted Materials are properly stored in a manner and location satisfying all Environmental Laws and approved in advance in writing by Landlord; (c) no portion of the Premises will be used as a landfill or a dump; (d) Tenant will not install any underground tanks of any type; (e) Tenant will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time may constitute a public or private nuisance; (f) Tenant will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall be immediately removed by Tenant, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws; (g) Tenant will maintain on the Premises a list of all materials stored at the Premises for which a material safety data sheet (an "MSDS") was issued by the producers or manufacturers thereof, together
           ----
with copies of the MSDS's for such materials, and shall deliver such list and MSDS copies to Landlord upon Landlord's request therefor; and (h) Tenant shall remove all Permitted Materials from the Premises in a manner acceptable to Landlord before Tenant's right to possess the Premises is terminated. If at any time during or after the Term, the Premises are found to be so contaminated or subject to such conditions, Tenant shall defend, indemnify and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a result of the use of the Premises by Tenant. Unless expressly identified on an addendum to this Lease, as of the date hereof there are no "Permitted Activities" or "Permitted Materials" for purposes of the foregoing provision and none shall exist unless and until approved in writing by the Landlord. Landlord may enter the Premises and conduct environmental inspections and tests therein as it may require from time to time, provided that Landlord shall use reasonable efforts to minimize the interference with Tenant's business. Such inspections and tests shall be conducted at Landlord's expense, unless they reveal the presence of Hazardous Substances (other than Permitted Materials) or that Tenant has not complied with the requirements set forth in this Section 25, in which case Tenant shall reimburse Landlord for the cost thereof within ten days after Landlord's request therefor. Landlord shall not use or store any hazardous substance in or about the Building and Land unless such hazardous substance is used or stored, transported and handled in accordance with Law.

     26.  LANDLORD'S LIEN. At the request of Tenant, and as long as Tenant is
          ---------------
not in default under the Lease, Landlord shall execute any and all commercially reasonable Landlord's lien waiver documents that are requested by any of Tenant's lenders, creditors or financing entities designated by Tenant.

     TENANT ACKNOWLEDGES THAT UPON OCCUPANCY OF THE PREMISES (1) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN "AS IS, WHERE IS" CONDITION, (2) THE BUILDING'S IMPROVEMENTS ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH

                                                      Initials sh      Illegible
                                                               --      ---------
                                                        Date  10/16/98  10/19/98
                                                              --------  --------

RESPECT TO THE MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (3) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (4) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD (UNLESS AND EXCEPT AS MAY BE SET FORTH IN EXHIBIT B ATTACHED TO THIS LEASE, OR AS IS OTHERWISE EXPRESSLY SET
             ---------
FORTH IN THIS LEASE), AND (5) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, EXCEPT AS PROVIDED HEREIN.

     Executed by Landlord on the 19 day of October, 1998.

                                             LANDLORD:

                                             WATERFORD IV HP, LTD.

                                             2800 Ind Inc., general partner

                                             By: /S/ R.E. Anderson
                                                --------------------------------
                                             Name: Richard E. Anderson
                                                  ------------------------------
                                             Title: V. Pres
                                                  ------------------------------
                                             Address:   c/o Hill Partners, Inc.
                                                      --------------------------
                                                        2800 Industrial Terrace
                                                      --------------------------
                                                        Austin, Texas 78758
                                                      --------------------------

                                             Telephone: (512) 835-4455
                                                      --------------------------
                                             Fax:       (512) 835-1222
                                                      --------------------------

     Executed by Tenant on the 16th day of October, 1998.

                                             TENANT:

                                             MOTIVE COMMUNICATIONS., INC.

                                             By: /S/ Scott L. Harmon
                                                -----------------------------
                                             Name: Scott L. Harmon
                                                  ---------------------------
                                             Title: President & CEO
                                                  ---------------------------
                                             Address:   2112 Rutland #150
                                                        ---------------------
                                                        Austin, TX 78758
                                                        ---------------------

                                             Telephone: 512-339-8335
                                                        ---------------------
                                             Fax:       512-339-9040
                                                        ---------------------

EXHIBIT "A"    -    Description of Premises
EXHIBIT "A-1"  -    Floor Plan
EXHIBIT "A-2"  -    Description of Expansion Space
EXHIBIT "A-3"  -    Building Signage
EXHIBIT "B"    -    Landlord's Work
EXHIBIT "C"    -    Expansion Space

                                   EXHIBIT A

                      [Description of Premises and Land]

         Building:   Waterford D

Legal Description:   Lot 3, Block A, Resubdivision of Blocks A & B, Waterford
                     Centre, a subdivision of record in Volume 95, Pages 314-135 of the Plat Records of Travis County, Texas

          Address:   9211 Waterford Centre Boulevard, Suite 100
                     Austin, Texas 78758

                           [FLOOR PLAN APPEARS HERE]

                                                    Initials    sh        REA
                                                             --------  --------
                                                        Date 10/16/98  10/19/98
                                                             --------  --------

                                  EXHIBIT A-1

                                 [Floor Plan]

                                                    Initials    sh        REA
                                                             ---------  --------
                                                        Date  10/16/98  10/19/98
                                                             ---------  --------

                                  EXHIBIT A-2

                       [Description of Expansion Space]

                           [FLOOR PLAN APPEARS HERE]

                                                    Initials    sh        REA
                                                             --------   --------
                                                        Date 10/16/98   10/19/98
                                                             --------   --------

                                  EXHIBIT A-3

                              [Building Signage]


        To be attached at a later date




                                          Initials [ILLEGIBLE]   [ILLEGIBLE]
                                                   ------------- -------------
                                             Date     10/16/98     10/19/98
                                                   ------------- -------------

                                   EXHIBIT B
                               [Landlord's Work]

     Landlord shall cause to be prepared and submitted to Tenant a complete set of plans and specifications for the Initial Improvements (the "Plans"). Tenant
                                                               -----
shall review the Plans and deliver to Landlord in writing any requested modifications or changes thereto within a reasonable amount of time after receipt of the same. Landlord shall then diligently cause to be made those requested modifications and changes to the Plans which are acceptable to Landlord, and then shall resubmit the Plans to Tenant. The foregoing process shall be repeated until Landlord and Tenant have agreed on the Plans. Upon approval of the Plans by Landlord and Tenant, Landlord shall obtain competitive bids for the Initial Improvements. Landlord shall enter into a contract for the Initial Improvements with the low bidder unless Tenant and Landlord agree on another bidder.

     Upon execution of the construction contract, Landlord shall cause the contractor to diligently construct the Initial Improvements described on the Plans; however, if such construction is not substantially complete by January 15, 1999, Landlord shall not be liable for damages therefor and Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant in a substantially completed condition and (a) Tenant's obligation to pay Base Rent and additional rent under Section 2.(c) of this Lease shall be waived until Landlord tenders possession of the Premises to Tenant in a substantially completed condition, and (b) the Term shall be extended by the number of days in the period beginning with the Commencement Date set forth in Section 1.(b) of this Lease and ending on the date Landlord tenders possession of the Premises to Tenant (which date will then be the "Commencement Date").

     Tenant may from time to time make changes to the Plans with Landlord's prior written consent, which shall not be unreasonably withheld. Each subsequent request shall be set forth in a written notice delivered to Landlord, specifying in detail the requested change. If Tenant requests any such change, then (1) Tenant shall pay all additional costs in designing and constructing the Initial Improvement as a result of such changes, (2) all delays in designing and constructing the Initial Improvements caused by such changes shall not delay the Commencement Date, and (3) Tenant shall pay to Landlord the estimated additional costs in designing and constructing the Initial Improvements that will be caused by such changes before any such change shall be made.

     Tenant shall pay all costs incurred in designing and constructing the Initial Improvements (the "Construction Costs," which costs shall include
                           ------------------
architectural fees, engineering fees, and a construction management fee payable to Landlord equal to four percent (4%) of the Construction Costs. Upon selection of the contractor for the Initial Improvements, Tenant shall pay to Landlord 50% of the amount, if any, by which the estimated Construction Costs exceed the Allowance (as hereinafter defined). If the Initial Improvements will not be substantially completed before the expiration of the first full calendar month after selection of the contractor, the remaining portion of such excess shall be payable in equal monthly installments on the first day each month, beginning the first day of the second full calendar month after the selection of the contractor and ending on the substantial completion date. The monthly installments due on the first day of each month shall equal the remaining portion of such excess divided by the number of scheduled payment dates (including the substantial completion date) from the date hereof through the estimated substantial completion date for the Initial Improvements. Upon substantial completion of the Initial Improvements and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord an amount equal to the Construction Costs less (A) the amount of payments already made by Tenant, and (B) the amount of the Allowance. The "Allowance" shall be a sum
                                                   ---------
equal to $28.00 per rentable square foot in the Premises.

     The term "substantial completion" or "substantially completed" shall mean
               ----------------------      -----------------------
that, in the opinion of the architect or space planner that prepared the Plans (the "Design Professional"), the Initial Improvements have been completed
      -------------------
substantially in accordance with the Plans, subject to completion of minor punch list items. As soon as the Initial Improvements have been substantially completed, Landlord shall notify Tenant in writing that the Commencement Date has occurred. Within ten days thereafter, Tenant shall submit to Landlord in writing a punch list of items needing completion or correction. Landlord shall use commercially reasonable efforts to complete such items within 30 days after it receives such notice. If Tenant or its employees, agents or contractors delay completion of the Initial Improvements, then the Commencement Date shall be the date that, in the Design Professional's opinion, substantial completion would have occurred had such delays not occurred.

                                                    Initials  sh       REA
                                                             --------- --------
                                                        Date  10/16/98 10/19/98
                                                             --------- --------

                                   EXHIBIT C

                               [Expansion Space]

     Beginning on the first day of the thirteenth (13th) month of the Term (the "First Expansion Date"), Tenant shall have the option to lease for the remaining Term 12,414 additional square feet of rentable area in the Building, at the location depicted on Exhibit A-2 (the "First Expansion Space"). Tenant shall exercise such option by giving Landlord written notice of such election not less than four (4) months prior to the First Expansion Date.

     In addition, beginning on the first day of the twenty fifth (25th) month of the Term (the "Second Expansion Date"), Tenant shall have the option to lease for the remaining Term 12,414 additional square feet of rentable area in the Building at the location depicted on Exhibit A-2, representing the balance of any unleased space in the Building (the "Second Expansion Space"). Tenant shall exercise such option by giving Landlord written notice of such election not less than six (6) months prior to the Second Expansion Date.

     If Tenant fails to exercise any one of such expansion options on or before the dates specified in the foregoing sentences, the expansion option in question shall automatically expire and shall not thereafter be exercisable by Tenant, and Landlord shall be entitled to lease such space free of any rights of Tenant therein. Lessee's exercise of an expansion option hereunder shall be irrevocable.

     If Tenant exercises its option therefor, Landlord shall cause the First and Second Expansion Spaces to be constructed and made ready for the Tenant's occupancy by the First and Second Expansion Date, as applicable, in accordance with the procedures referenced in Exhibit B. If plans and specifications have not been agreed upon, Landlord and Tenant shall cooperate with each other to finalize such agreeable plans and specifications by not later than 60 days before the applicable Expansion Date. The Allowance applicable to each Expansion Space shall be a sum equal to (x) $28.00 per rentable square foot in the Expansion Space in question less (y) any sums spent by Landlord in finishing-out
                            ----
such Expansion Space for another tenant or occupant which leases such space as provided below. Excepts as set forth in this Exhibit C, all Expansion Space taken by Tenant shall be taken "as is" and Landlord shall have no obligation to construct any leasehold improvements therein or to make any alterations thereto.

     As to all Expansion Space on which Tenant exercises its option as provided above, Tenant shall be required to accept and commence paying rent on such Expansion Space upon the date that is the sooner to occur of (a) the date that Tenant commences to occupy such space or (b) five (5) business days after the Landlord notifies the Tenant that such space is substantially completed but in no event prior to the First Expansion Date or Second Expansion Date, as applicable. If the First Expansion Space or the Second Expansion Space is not ready for occupancy by the applicable Expansion Date, the Landlord shall not be liable for damages therefor and Tenant shall accept possession of the Expansion Space when Landlord tenders possession thereof to Tenant in a substantially completed condition and Tenant's obligation to pay Base Rent and additional rent under Section 2.(c) of this Lease with respect to such Expansion Space shall be waived until Landlord tenders possession of such Expansion Space to Tenant in a substantially completed condition.

     Except as provided in this Exhibit C, the leasing of any of the Expansion Space shall be upon the same terms and conditions as the leasing of the initial Premises and shall be upon and subject to all of the provisions of this Lease. Upon each applicable Expansion Date: (i) the Base Rent payable by Tenant shall be increased by the number of square feet contained within the applicable Expansion Space multiplied by the dollar amount per square foot provided in
Section 2(a) of this Lease, (ii) the "Premises" (as defined in the Lease) shall be deemed to include the applicable Expansion Space, and (iii) Tenant's Proportionate share shall be increased commensurately to reflect the addition of the Expansion Space to the Premises. It being acknowledged that if Tenant exercises its option on both the First Expansion Space and the Second Expansion Space, Tenant will be leasing the entire Building and will be responsible for 100% of the Operating Expenses.

     Notwithstanding anything to the contrary contained herein, Landlord shall have the right to lease any portion of the Expansion Space to another tenant or allow another party to use or occupy the Expansion Space, so long as such lease or occupancy right expires prior to the Expansion Date applicable to such Expansion Space as to any Expansion Space on which Tenant exercises its option hereunder.

                                                  Initials   sh        REA
                                                           --------  --------
                                                      Date 10/16/98  10/19/98
                                                           --------  --------

                  FIRST AMENDMENT TO LEASE AGREEMENT BETWEEN
                      WATERFORD IV HP, LTD., AS LANDLORD
                                     AND
                    MOTIVE COMMUNICATIONS, INC., AS TENANT

To be attached to and form a part of Lease made the 19/th/ day of October, 1998, between Landlord and Tenant, covering a total of 24,828 square feet located at 9211 Waterford Centre Blvd. Suite 100, Austin, Texas 78758, known as Waterford D.

                               WITNESSETH that:

1.   The address for the Premises shall be 9211 Waterford Centre, Suite 100.

2. The Commencement Date, as referred to in section 1(b) as January 15, 1999 shall be amended to read "January 23, 1999" the Expiration Date shall be sixty (60) months from January 23, 1999 being January 31, 2004.

3. An additional $12,000 shall be amortized over the remaining term beginning June 1, 1999 at an interest rate of 10% per annum. Therefore, the revised monthly Base Rent will be as follows:

                                            Original      Additional        Revised
    Original Lease       Actual Dates       Base Rent     Amortized Rent    Payment
    --------------       ------------       ---------     --------------    -------
     Months 1-4        2/01/99-5/31/99     $28,966.00           -0-         $28,966.00
     Months 5-24       6/01/99-1/31/01     $28,966.00       $269.00         $29,235.00
     Months 25-60      2/01/01-1/31/04     $31,035.00       $269.00         $31,304.00

Except as herein and hereby modified and amended the Agreement of Lease shall remain in full force and effect and all the terms, provisions, covenants and conditions thereof are hereby ratified and confirmed.

                     DATED AS OF THE 12th DAY OF May, 1999.


     WITNESS:                        LANDLORD:

     /s/ [ILLEGIBLE]                 Waterford IV HP, Ltd.
    ------------------
                                     BY: 2800 Industrial Inc., General Partner

                                     By: /s/ Richard E. Anderson
                                        ------------------------------------
                                     Name:      Richard E. Anderson
                                           ---------------------------------
                                     Title:     Vice President
                                            --------------------------------
                                     Address:   c/o Hill Partners, Inc.
                                              ------------------------------
                                                2800 Industrial Terrace
                                              ------------------------------
                                                Austin, Texas 78758
                                              ------------------------------
                                     Telephone: (512) 835-4455
                                                ----------------------------
                                     Fax:       (512) 835-1222
                                          ----------------------------------


                  DATED AS OF THE ___ DAY OF _________, 1999.

WITNESS:                             TENANT:

                                     Motive Communications


________________________             By: /s/ Scott L. Harmon
                                         -----------------------------------
                                     Name:       Scott L. Harmon
                                           ---------------------------------
                                     Title:      President & CEO
                                            --------------------------------
                                     Address:    2112 Rutland, #150,
                                                  Austin TX
                                              ------------------------------
                                     Telephone:  (512) 339-8335
                                                ----------------------------
                                     Fax:        (512) 339-9040
                                          ----------------------------------

                      SECOND AMENDMENT TO LEASE AGREEMENT

     THIS SECOND AMENDMENT TO LEASE AGREEMENT is made and entered as of the ____ day of June, 1999, by and between MOTIVE COMMUNICATIONS, INC. ("Tenant"), and WATERFORD IV HP, LTD. ("Landlord").

                                   RECITALS

     A. Pursuant to a Lease Agreement dated October 19, 1998 (the "Original Lease"), Landlord leased to Tenant approximately 24,828 square feet in the building commonly known as "Waterford Centre Building D" in Austin, Texas, as more fully described in the Lease.

     B. The Original Lease was amended by that certain First Amendment to Lease Agreement dated May 12, 1999 (the "First Amendment"). The Original Lease as amended by the First Amendment is herein referred to as the "Lease".

     C.   Tenant now desires to Lease the second floor of the Building.

     D.   Landlord and Tenant desire to amend the Lease as hereinafter provided.

                                   AMENDMENT

     In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. Paragraph 3 of the First Amendment is hereby replaced in its entirety by the following

     An additional $12,000.00 due to Landlord by Tenant shall be amortized over the remaining Term beginning June 1, 1999 at an interest rate of 10% per annum. Therefore, commencing on June 1, 1999 and continuing on the first day of each successive month throughout the Term, Tenant shall pay to Landlord the sum of $269.00 in addition to the amount of Base Rent and additional rent due on each such day.

     2. Exhibit A-2 attached to the Lease is hereby replaced in its entirety by Exhibit A-2 attached hereto.
   -----------

     3. Exhibit C attached to the Lease is hereby replaced in its entirety by Exhibit C attached hereto.
---------

     4. Except as defined differently herein or the context clearly requires otherwise, all capitalized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.

     EXECUTED as of the date first written above.

                                        TENANT:
                                        ------

                                        MOTIVE COMMUNICATIONS, INC.


                                        By: /s/ Scott Harmon
                                           ------------------------------------
                                        Name: Scott Harmon
                                             ----------------------------------
                                        Title: CEO & President
                                              ---------------------------------

                                        LANDLORD:
                                        --------

                                        WATERFORD IV HP, LTD.
                                        By:  2800 Industrial Inc., General
                                               Partner

                                             By: /s/ R. E. Anderson
                                                -------------------------------
                                                Richard E. Anderson
                                                Vice President

                                  EXHIBIT A-2

                       [Description of Expansion Space]

                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT C

                               [Expansion Space]

     Beginning on the Expansion Date (as defined below) Tenant shall lease for the remaining Term 24,828 additional square feet of rentable area in the Building, at the location depicted on Exhibit A-2, such space constituting the entire second floor of the Building (the "Expansion Space").

     Landlord shall use reasonable efforts to cause the Expansion Space to be constructed and made ready for the Tenant's occupancy by October 1, 1999 (the "Scheduled Expansion Date") in accordance with the procedures referenced in Exhibit B. Tenant shall not unreasonably withhold or delay its consent to the plans and specifications for the improvements to the Expansion Space, so long as they are consistent with the working drawings or space plans therefor previously reviewed by Tenant. The Allowance applicable to the Expansion Space shall be a sum equal to $28.00 per rentable square foot in the Expansion Space. Except as set forth in this Exhibit C, the Expansion Space taken by Tenant shall be taken "as is" and Landlord shall have no obligation to construct any leasehold improvements therein or to make any alterations thereto.

     Tenant shall be required to accept and commence paying rent on the Expansion Space upon the date that is the sooner to occur of (a) the date that Tenant commences to occupy such space or (b) five (5) business days after the Landlord notifies the Tenant that the improvements to such space are substantially complete (the "Expansion Date"). If the Expansion Space is not ready for occupancy by the Scheduled Expansion Date, the Landlord shall not be liable for damages therefor and Tenant shall accept possession of the Expansion Space when Landlord tenders possession thereof to Tenant in a substantially completed condition and Tenant's obligation to pay Base Rent and additional rent under Section 2.(c) of this Lease with respect to the Expansion Space shall be waived until Landlord tenders possession of the Expansion Space to Tenant in a substantially completed condition.

     Expect as provided in this Exhibit C, the leasing of the Expansion Space shall be upon the same terms and conditions as the leasing of the initial Premises and shall be upon and subject to all of the provisions of this Lease. Upon the Expansion Date: (i) the Base Rent payable by Tenant shall be increased by the number of square feet contained within the Expansion Space multiplied by the dollar amount per square foot provided in Section 2(a) of this Lease, (ii) the "Premises" (as defined in the Lease) shall be deemed to include the Expansion Space, and (iii) Tenant's Proportionate share shall be increased commensurately to reflect the addition of the Expansion Space to the Premises. It being acknowledged that on the Expansion Date, Tenant will be leasing the entire Building and will be responsible for 100% of the Operating Expenses.

                       THIRD AMENDMENT TO LEASE AGREEMENT


     THIS THIRD AMENDMENT TO LEASE AGREEMENT is made and entered as of the ____ day of October, 1999, by and between MOTIVE COMMUNICATIONS, INC. ("Tenant"), and WATERFORD IV HP, LTD. ("Landlord").

                                R E C I T A L S

     A. Pursuant to a Lease Agreement dated October 19, 1998 (the "Original Lease"), Landlord leased to Tenant approximately 24,828 square feet in the building commonly known as "Waterford Centre Building D" in Austin, Texas, as more fully described in the Lease.

     B. The Original Lease was amended by that certain First Amendment to Lease Agreement dated May 12, 1999 (the "First Amendment").

     C. The Original Lease was amended by that certain Second Amendment to Lease Agreement dated June, 1999 (the "Second Amendment") which increased the square footage from 24,828 to a total of 49,656 square feet.


                               A M E N D M E N T

     In consideration of the premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1. The Commencement Date for the additional 24,828 square feet (Second Amendment for 2/nd/ floor) shall be October 7, 1999.

2. The revised Base Rental for the entire 49,656 square feet shall be as follows:

                    Time Period                        Base Rent
                    -----------                        ---------

                    10/01/99 - 10/31/99                $52,594.00
                    11/01/99 - 01/31/01                $59,701.00
                    02/01/01 - 01/31/04                $63,839.00

          Except as defined differently herein or the context clearly requires otherwise, all captialized terms used in this Amendment shall have the meanings ascribed to them under the Lease. Except as expressly amended hereby, the Lease shall remain unchanged and in full force and effect, and is hereby ratified by Landlord and Tenant.


     EXECUTED as of the date first written above.

                                       TENANT:
                                       ------

                                       MOTIVE COMMUNICATIONS, INC.


                                       By: /s/ Scott L. Harmon
                                          -------------------------------------
                                       Name:   Scott L. Harmon
                                            -----------------------------------
                                       Title:  CEO & President
                                             ----------------------------------

                                       LANDLORD:
                                       --------

                                       WATERFORD IV HP, LTD.
                                       By: 2800 Industrial Inc., General Partner

                                           By: /s/ R. E. Anderson
                                              ----------------------------------
                                               Richard E. Anderson
                                               Vice President
                                        Dated: 10.22.99
                                              ----------------------------------